EXHIBIT 99.g.1.b


REVISED - FEBRUARY 15, 2007

                                  THE UBS FUNDS
                             UBS RELATIONSHIP FUNDS
                             SMA RELATIONSHIP TRUST
                      FORT DEARBORN INCOME SECURITIES, INC.
                             UBS SUPPLEMENTARY TRUST
                          UBS PRIVATE PORTFOLIOS TRUST

PORTFOLIO IMPLEMENTATION GROUP

Any two of the individuals listed below are authorized to originate memos and other instructions as well as initiate cash movements

Joseph A. Anderson
David Birkenkamp
Cindy Czapla
David E. Floyd
Catherine Macrae
Jason Schultz
Guillermo Wong
Karen Mitidiero
Denise Honour
Anthony Marnell
Ross Parker
Reuben Barreto
Christopher Fisk

The following individuals listed below are authorized to originate memos and other instructions as well as initiate cash movements

Joseph Allessie
Mark Kemper
Thomas Disbrow
David E. Floyd



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The following individuals are authorized to originate trades on behalf of the following funds:

UBS FUNDS
UBS RELATIONSHIP FUNDS
SMA RELATIONSHIP TRUST
FORT DEARBORN INCOME SECURITIES, INC.
UBS SUPPLEMENTARY TRUST
UBS PRIVATE PORTFOLIO TRUST - ENHANCED YIELD PORTFOLIO

FIXED INCOME GROUP

David Michael                                Andrew Clinton
Thomas Clarkson                              Brandon Kornhaber
Kris Dorr                                    Kimberley Frazier
Craig Ellinger                               Alejandro Urbina
Matthew Iannucci                             Uta Fehm
Debbie Johnson                               Vadym Sliusar
Stacey Lane                                  Alexander Nagel
James Law                                    James Hedley
Yu Chen Lin                                  Richard Collins
Michael Markowitz                            Steven Liu
Ryan Nugent                                  Mark Gunn
John A. Penicook Jr.                         Susie Clarke
Ryan Raymond                                 Sam Horowitz
Robert Sabatino                              Sarah Collins
Uwe Schillhorn                               Dave Hoskins
Eric Staudt                                  Simon Foster
Justin Tabellione                            Nic Barnes
Shu Yang Tan                                 Sandy Bhatia
Mary May Wilson                              Ossi Valtanen
Jae Kim                                      Tim Winstone
Jon Denfeld                                  Maryam Ettehadieh
David Rothweiler                             Joseph Pratt
Hans Dramm                                   Brian Fehrenbach
Elbridge T. Gerry III                        Patrick Tang
Kevin McIntyre                               Warren Zhu





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The following individuals are authorized to originate trades on behalf of the following funds:

UBS FUNDS
UBS RELATIONSHIP FUNDS

EQUITY DEPARTMENT

Paul Harvey
James Malles
Michael Abellera
Robert A. Durante
Bojan Petrovich




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ALL FUNDS

TRADE SUPPORT

Authorized to verify executed trades

Pamela Siple
Denise Holman
David Michael
Kiki Katsikas
John Cialdini
Earl Hall
Michelle Duster
Vicky Kammerer
Bill Nicholas



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PERSONS AUTHORIZED TO ACT FOR CORPORATE AND CLASS ACTIONS FOR THE FOLLOWING
FUNDS: UBS FUNDS; UBS RELATIONSHIP FUNDS; SMA RELATIONSHIP TRUST; FORT DEARBORN INCOME SECURITIES, INC.; UBS SUPPLEMENTARY TRUST; AND UBS PRIVATE PORTFOLIO TRUST - ENHANCED YIELD PORTFOLIO

Brendan Beirne
Mary A. Drummond
Sally Stoffel



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PERSONS AUTHORIZED TO CONTACT BOSTON FINANCIAL, AS SUB-TRANSFER AGENT, FOR THE
PURPOSE OF REQUESTING AS-OF TRANSACTIONS AND/OR ADJUSTMENTS ON BEHALF OF UBS ENHANCED YIELD PORTFOLIO

Flora Bartosik
ThomasCameron
Thomas Disbrow
Michael Markowitz
Ray Otero
Robert Sabatino
Frank Stranzl




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PERSONS AUTHORIZED TO CONTACT BOSTON FINANCIAL, AS SUB-TRANSFER AGENT, FOR THE
PURPOSE OF OVER-RIDING OR RELEASING THE FOLLOWING RESTRICTIONS FOR THE PURPOSE OF ADDITIONAL TRANSACTIONS ON BEHALF OF UBS ENHANCED YIELD PORTFOLIO:

STOP TRANSFERS - override stop transfer code to allow transfers and/or redemptions to specific account(s)

Joseph Allessie
Mark Kemper
Tammie Lee
Joseph McGill
Chet Persaud

STOP PURCHASES - override stop purchase code to allow initial and/or subsequent purchases to specific account(s)

Joseph Allessie
Mark Kemper
Tammie Lee
Joseph McGill
Chet Persaud

THIRD PARTY CHECKS - approval would allow deposit of third party check to cover investment(s) to specific account(s)

None


LEGAL REQUIREMENTS - approval would allow transaction(s) to take place without the required legal documents/signatures (such as signature guarantee...etc.)

Joseph Allessie
Mark Kemper
Tammie Lee
Joe McGill
Chet Persaud




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PERSONS AUTHORIZED TO CONTACT BOSTON FINANCIAL, AS THEIR SUB-TRANSFER AGENT, FOR
THE PURPOSE OF THE LISTED SYSTEM UPDATES ON BEHALF OF UBS ENHANCED YIELD
PORTFOLIO:

FUND OPTION CHANGES - approval would allow modifications to specific fund options

Joseph Allessie
Flora Bartosik
Thomas Cameron
Tammie Lee
Frank Stranzl

CHECK OUTPUT - approve stop placements, replacement and/or manual checks and/or early release of checks

None

DATA SECURITY - request data security updates to the DST TA2000 system for individuals at their location

Flora Bartosik
Thomas Cameron
Ray Otero
Frank Stranzl

NON-FINANCIAL MAINTENANCES - request maintenances to shareholder accounts such as address changes, subfiles updates, edits..etc.

Flora Bartosik
Thomas Cameron
Eddie Lee
Ray Otero
Frank Stranzl

NEW ACCOUNT SETUP - request an account to be opened.

Flora Bartosik
Thomas Cameron
Eddie Lee
Ray Otero
Chet Persaud
Frank Stranzl





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PERSONS AUTHORIZED TO GIVE "ORAL INSTRUCTIONS" AND "WRITTEN INSTRUCTIONS" (AS
THOSE QUOTED TERMS ARE DEFINED IN THE TRANSFER AGENCY AGREEMENTS BETWEEN PFPC INC. AND EACH OF THE UBS FUNDS AND SMA RELATIONSHIP TRUST) ON BEHALF OF EACH OF THEIR SERIES, TO PFPC INC., IN ITS CAPACITY AS TRANSFER AGENT FOR EACH OF THE UBS FUNDS AND SMA RELATIONSHIP TRUST AND THEIR SERIES.

John Challice
Thomas Disbrow
Eddie Lee
Joseph McGill
Chet Persaud
Frank Stranzl




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